UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for use of the Commission only (as permitted by Rule
        14a-6(e)(2))

[X ]    Definitive Proxy Statement


[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-12

                                    ICON FUNDS
-------------------------------------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I) (4) and 0-11.

  1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

Total fee paid:
     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     3) Filing Party:
        ------------------------------------------------------------------------

     4) Date Filed:
        ------------------------------------------------------------------------

                                   [ICON LOGO]
                         5299 DTC Boulevard, Suite 1200
                           Greenwood Village, CO 80111


September 25, 2002



Dear Fellow Shareholder:

The ICON Funds will hold a special meeting of shareholders on November 1, 2002 at our offices in Greenwood Village, Colorado. The purpose of the meeting is to vote on some important proposals affecting the Funds and you as a shareholder. This package contains information about the proposals, a proxy, and business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

As you will see from the enclosed materials, your Board of Trustees is requesting that you elect four Trustees to the ICON Funds Board. In addition, the Board is requesting that you approve changes to certain investment restrictions for your Funds. These changes are intended to modernize the restrictions, give the Funds greater investment flexibility, and facilitate portfolio compliance. We realize that the descriptions of some of these techniques are complex. Please be assured, however, that the Board of Trustees has carefully considered these proposals, believes they are in the best interests of the Funds, and unanimously recommends your "yes" vote on each of them.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD(S), BY PHONE OR VIA THE INTERNET. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE SOLICITATIONS. IN THIS REGARD, THE COMPANY HAS RETAINED GEORGESON SHAREHOLDER COMMUNICATIONS, INC. TO ASSIST IN THE SOLICITATION OF PROXIES. IF YOU DO NOT VOTE, YOU MAY RECEIVE A TELEPHONE CALL FROM GEORGESON SHAREHOLDER COMMUNICATIONS, INC. REQUESTING YOUR VOTE.

We thank you for your prompt response to the Proxy Statement.

Sincerely,


/s/ Craig T. Callahan
------------------------------------
Craig T. Callahan
Chairman
ICON Funds

                                   ICON FUNDS

                      QUESTIONS AND ANSWERS ABOUT THE PROXY


PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

ICON Funds (the "Trust") will hold a special meeting of shareholders on November 1, 2002. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.


The following is an introduction to the proposals and the process.


Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?

The proposals include the election of four Trustees to the Board and certain changes to the Trust's fundamental investment policies.

What are the responsibilities of the Board of Trustees?

The Board of Trustees is responsible for the general oversight of the Trust's business. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

Why are Trustees being elected?

Three Trustees currently serve on the Board of the Trust. The Board has determined that the Trust would benefit from a larger Board. The Board feels that it would be beneficial to increase the number of Trustees to six and would be beneficial to have new Trustees with a wide variety of backgrounds and experiences to help decide issues faced by the Board.


Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940 ("1940 Act"), the Board may fill vacancies or appoint new Trustees only if, immediately after, at least two-thirds of the Trustees will have been elected by shareholders.


The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable. The Proxy Statement also includes a brief description of those Trustees that have previously been elected to the Board.

Why are some of the Trust's "fundamental policies" being changed or removed?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, the policies of the Trust were adopted when the Trust was established in 1996 to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.


By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays of future shareholder meetings. In addition, the investment adviser's ability to manage the Trust's assets may be enhanced.



The  proposed  amendments  will:
o Reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as "non-fundamental" policies;
o Simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and
o Remove fundamental policies that are no longer required by the securities laws of individual states.


What is the impact of having some "fundamental" policies being reclassified as "non-fundamental" policies?

As noted above, some "fundamental" policies have been redefined as "non-fundamental" policies. Non-fundamental policies require the approval of the Board to be changed, but do not require shareholder approval. This gives the Trust's Board additional flexibility to quickly respond to industry changes.

How do I vote my shares?

You may vote by telephone or through the Internet. Your proxy card has the telephone number and website listed on it. You save the Trust time and postage costs by voting by phone or through the Internet.

You may also vote by returning the enclosed Proxy Card. If you cast your vote by telephone or through the Internet, please don't return your proxy card. If you do not respond at all, Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?


If you have any other questions or need further assistance in voting, please feel free to call our proxy solicitor, Georgeson Shareholder Communications, Inc. toll free at 1-866-444-1088.


After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                   ICON FUNDS

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                       -----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                November 1, 2002

                       -----------------------------------

To ICON Fund Shareholders:


     A Special Meeting of Shareholders ("Meeting") of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure & Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Asia Pacific Region Fund, ICON North Europe Region Fund, ICON South Europe Region Fund, ICON Short-Term Fixed Income Fund and ICON Core Equity Fund (formerly the ICON Fund) (each a "Fund" and collectively the "Funds"), each a series of ICON Funds, will be held at the offices of the Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado on November 1, 2002 at 10:00 a.m. (Mountain Time). The Meeting is being held for the following purposes:


        (1)   To Elect Four Trustees to the Board of Trustees;


        (2)   To Approve Changes to the Funds' Fundamental Investment Policies;


        (3) To Consider and Act Upon any Other Business that May Properly Come Before the Meeting or any Adjournments Thereof.

     The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on September 10, 2002. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

        (1) Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

        (2) Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card. You may call anytime between 9:00 a.m. and 8:00 p.m. (Eastern Time). Enter the control number on the proxy card; a confirmation of your telephone vote will be mailed to you.

        (3) Internet: Have your proxy card available. Vote on the Internet by accessing the website listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.


                                    By order of the Board of Trustees,

                                    /s/ Andra C. Ozols
                                    ------------------------------
                                    Andra C. Ozols, Secretary
                                    ICON Funds

Dated:  September 25, 2002
Greenwood Village, Colorado



--------------------------------------------------------------------------------

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted "FOR" the Proposals described above and "FOR" or "AGAINST" any other matter acted upon at the Meeting in the discretion of the persons named as proxies. Alternatively, you may vote your proxy by telephone or on the Internet in accordance with the instructions on the enclosed proxy card.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                                   ICON FUNDS

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                                 1-800-764-0442
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                         Special Meeting of Shareholders
                                November 1, 2002


                                  INTRODUCTION


     This Proxy Statement is being furnished to the shareholders of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure & Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Asia Pacific Region Fund, ICON North Europe Region Fund, ICON South Europe Region Fund, ICON Short-Term Fixed Income Fund and ICON Core Equity Fund (each a "Fund" and collectively the "Funds"), each a series of ICON Funds, a Massachusetts business trust ("ICON Funds" or "Trust"), by the Board of Trustees ("Board") of ICON Funds in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on November 1, 2002 at 10:00 a.m. (Mountain Time) at the offices of the Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about September 25, 2002.

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

     (1)   To Elect Four Trustees to the Board of Trustees;

     (2)   To Approve Changes to the Funds' Fundamental Investment Policies;

     (3) To Consider and Act Upon any Other Business that May Properly Come Before the Meeting or any Adjournments Thereof.

     Summarized below are the Proposals that shareholders of each Fund are being asked to consider:

--------------------------------------------------------------------------------
                                                       Proposal
--------------------------------------------------------------------------------
Applies to All Funds                  1.   To Elect Four Trustees to the Board
                                           of Trustees.
--------------------------------------------------------------------------------
Apply to All Funds                    2.A. To Modify a Fundamental Policy on
                                           Issuing Senior Securities;

                                      2.B. To Modify a Fundamental Policy on
                                           Borrowing;

                                      2.C. To Modify a Fundamental Policy on
                                           Underwriting Securities;

                                      2.D. To Approve the Elimination of a
                                           Fundamental Policy on Margin
                                           Purchases and Adopt a
                                           Non-Fundamental Policy on Margin
                                           Purchases;

                                      2.E. To Approve the Elimination of a
                                           Fundamental Policy on Short Sales
                                           and Adopt a Non-Fundamental Policy
                                           on Short Sales;

                                      2.F. To Approve the Elimination of a
                                           Fundamental Policy on Investing More
                                           Than 5% of a Fund's Assets in the
                                           Securities of Any One Issuer and the
                                           Elimination of a Fundamental Policy
                                           on Holding More Than 10% of the
                                           Voting Securities of Any Issuer and
                                           Adopt a Non-Fundamental Policy
                                           Setting Forth the Diversification
                                           Limits Required Under the Internal
                                           Revenue Code to Qualify as a
                                           Regulated Investment Company.

--------------------------------------------------------------------------------
Applies to each Fund other than the   2.G. To Approve the Adoption of a
ICON Core Equity Fund (formerly the        Fundamental Policy With Respect to
ICON Fund)                                 the Investment Concentration of Each
                                           Fund Other Than The ICON Core Equity
                                           Fund.

--------------------------------------------------------------------------------
Apply to the ICON Core Equity Fund    2.H. To Approve the Adoption of a
(formerly the ICON Fund)                   Fundamental Policy With Respect to
                                           the Investment Concentration of the
                                           ICON Core Equity Fund.

                                      2.I. To Modify a Fundamental Policy on
                                           Investing More than 5% of the Fund's
                                           Assets in the Securities of Any One
                                           Issuer.

--------------------------------------------------------------------------------

     If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by ICON Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (2) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on September 10, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

     Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:


                                                 Number of
                                                  Shares
                                                Outstanding
                     Fund
        ------------------------------------------------------------
           ICON Consumer                      11,921,414.347
           Discretionary Fund
        ------------------------------------------------------------
           ICON Energy Fund                   6,994,503.055
        ------------------------------------------------------------
           ICON Financial Fund                7,609,271.113
        ------------------------------------------------------------
           ICON Healthcare Fund               7,198,473.600
        ------------------------------------------------------------
           ICON Industrials Fund              7,940,608.659
        ------------------------------------------------------------
           ICON Information                  12,682,188.312
           Technology Fund
        ------------------------------------------------------------
           ICON Leisure &                     7,483,544.253
           Consumer Staples Fund
        ------------------------------------------------------------
           ICON Materials Fund                7,962,920.339
        ------------------------------------------------------------
           ICON Telecommunications            5,628,465.827
           & Utilities Fund
        ------------------------------------------------------------

                                                 Number of
                                                  Shares
                                                Outstanding
                     Fund
        ------------------------------------------------------------

            ICON Asia-Pacific                 1,208,678.729
            Region Fund
        ------------------------------------------------------------
            ICON North Europe                 1,366,593.320
            Region Fund
        ------------------------------------------------------------
            ICON South Europe                   614,969.665
            Region Fund
        ------------------------------------------------------------
            ICON Short-Term                     661,961.050
            Fixed Income Fund
        ------------------------------------------------------------
            ICON Core Equity Fund
        ------------------------------------------------------------
              Class C Shares                  2,912,490.389
        ------------------------------------------------------------
              Class I Shares                  4,262,071.857
        ------------------------------------------------------------

     In addition, to the ICON Funds' knowledge, as of the Record Date, the following are all of the record owners of more than 5% of the outstanding shares of any class of each Fund:


                                                                              Percentage of
Name and Address of Record                                                       the Fund
         Owner                Fund Name                    Shares Held             Owned
Charles Schwab & Co. Inc.   ICON Consumer                 1,060,132.066             8.89%
101 Montgomery St.          Discretionary Fund
San Francisco, CA           ICON Energy Fund              2,846,744.166            40.70%
94104-4122                  ICON Financial Fund           2,458,191.119            32.31%
                            ICON Healthcare Fund          1,883,587.486            26.17%
                            ICON Industrials Fund           421,606.070             5.31%
                            ICON Information              5,915,362.297            46.64%
                            Technology Fund
                            ICON Leisure & Consumer       1,285,651.807            17.18%
                            Staples Fund
                            ICON Telecommunication          329,667.906             5.86%
                            & Utilities Fund
                            ICON Short-Term Fixed            40,562.755             6.13%
                            Income Fund



                                                                               Percentage of
Name and Address of Record                                                       the Fund
       Owner                  Fund Name                    Shares Held             Owned
                            ICON Core Equity Fund-        1,078,967.209            25.31%
                            Class I
IMS & CO                    ICON Consumer                 8,143,511.999            68.31%
PO Box 3865                 Discretionary Fund
Englewood, CO               ICON Energy Fund              1,600,734.328            22.89%
80155-3865                  ICON Financial Fund           2,594,711.080            34.10%
                            ICON Healthcare Fund          2,915,710.131            40.50%
                            ICON Industrials Fund         5,852,318.770            73.70%
                            ICON Leisure & Consumer       4,084,137.522            54.57%
                            Staples Fund
                            ICON Materials Fund           5,537,083.961            69.54%
                            ICON Telecommunication        2,401,697.992            42.67%
                            & Utilities Fund
                            ICON Asia-Pacific               763,614.355            63.18%
                            Region Fund
                            ICON North Europe               941,647.659            68.91%
                            Region Fund
                            ICON South Europe               415,199.140            67.52%
                            Region Fund
                            ICON Short-Term Fixed           373,252.335            56.39%
                            Income Fund
                            ICON Core Equity Fund -       1,046,230.723            24.55%
                            Class I

FTC & Co.                   ICON Leisure & Consumer         421,890.628             5.64%
Datalynx House Account      Staples Fund
P.O. Box 173736
Denver, CO  80217-3736

National Investor Service   ICON Energy Fund                389,811.139             5.57%
Corp.                       ICON Information                800,105.814             6.31%
55 Water Street, Floor 32   Technology Fund
New York, NY  10041-0028


     As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of each class of each Fund.


     The Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by representatives of Georgeson Shareholder Communications, Inc., Meridian Investment Management Corporation (the "Adviser") or the Trust. All expenses in connection with preparing this

Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds and allocated based on each Fund's relative net assets.


     Quorum; Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of each Fund's outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


     Broker Non-Votes; Abstentions: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Abstentions and broker non-votes are also effectively a vote against an adjournment of Proposal 2 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.



     Copies of ICON Funds' most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may obtain a free copy of ICON Funds' Annual Report for the fiscal year ended September 30, 2001, including audited financial statements, and/or ICON Funds' Semi-Annual Report for the period ended March 31, 2002, by calling toll-free at 1-800-764-0442 or by mailing a written request to ICON Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


PROPOSAL 1: ELECTION OF TRUSTEES

     The Board has nominated the individuals identified below for election to ICON Funds' Board of Trustees. Under the Proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. One of the nominees currently serves as a Trustee of ICON Funds. Three additional nominees are being proposed by the Independent Trustees now serving, to serve as Trustees of the ICON Funds.


     As a Massachusetts business trust, ICON Funds does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Trustees. It is the intention of the persons appointed as proxy in the enclosed proxy card to vote in favor of the election of each nominee for Trustee. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend. If at a future date a Board vacancy shall exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after the appointment, at least two-thirds of the Trustees have been elected by shareholders.


     The following table sets forth certain information regarding each nominee for Trustee. The second table sets forth certain information about the two Trustees that have previously been elected by shareholders of the Trust and are therefore not standing for election.

                         INFORMATION REGARDING NOMINEES
                             FOR ELECTION AS TRUSTEE

------------------------------------------------------------------------------------------
                               Term of
                 Position(s)   Office-                  Principal
                  Held With    Length     Number of    Occupation(s)             Other
   Name, Age        ICON       of Time      Funds     During the Past         Directorships
  and Address      Funds       Served*    Overseen**    Five Years                Held
--------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
--------------------------------------------------------------------------------------------

Glen F.          Trustee,      Since      All 14      President,              Director,
Bergert***       Audit         1999       ICON        Venture Capital         Herre Bros,
P.O. Box 220     Committee                Funds.      Management LLC          Inc., a
Camp Hill,       Member,                              (1997 to                contracting
Pennsylvania     Valuation                            present); General       company
17001            Committee                            Partner, SOGNO          (1998 to
Age: 52          Member,                              Partners LP, a          present);
                 Nominating                           venture capital         Director,
                 Committee                            company (2001 to        Delta
                 Member.                              present); General       Dental of
                                                      Partner, KPMG           Pennsylvania,
                                                      Peat Marwick, LLP       an
                                                      (1979 to 1997).         insurance
                                                                              company
                                                                              (1998 to
                                                                              2002);
                                                                              Director,
                                                                              DDP Inc.,
                                                                              an insurance
                                                                              company
                                                                              (1998 to
                                                                              2002);
                                                                              Director,
                                                                              Delta
                                                                              Reinsurance
                                                                              Corporation
                                                                              (2000 to
                                                                              2002).
------------------------------------------------------------------------------------------
John C.          Nominee.      N/A        N/A         Chief Investment        N/A
Pomeroy, Jr.                                          Officer and
103 Innovation                                        Director of
Blvd                                                  Investments,
Suite 212                                             Pennsylvania
University                                            State University
Park,                                                 (2001 to
Pennsylvania,                                         present);
16802                                                 Portfolio Manager
Age: 55                                               and Product
                                                      Manager, Trinity
                                                      Investment
                                                      Management
                                                      Corporation (1989
                                                      to 2001).


                         INFORMATION REGARDING NOMINEES
                             FOR ELECTION AS TRUSTEE

--------------------------------------------------------------------------------------------
                               Term of
                 Position(s)   Office-                  Principal
                  Held With    Length     Number of    Occupation(s)             Other
   Name, Age        ICON       of Time      Funds     During the Past         Directorships
  and Address      Funds       Served*    Overseen**    Five Years                Held
--------------------------------------------------------------------------------------------

Gregory Kellam   Nominee.      N/A        N/A         Senior Vice             Director -
Scott                                                 President - Law,        National
671 Gaylord                                           General Counsel         Board of
Street                                                and Secretary,          Directors,
Denver,                                               GenCorp, Inc., a        Constituency
Colorado  80206                                       multinational           for Africa
Age:  54                                              technology based        (1997 to
                                                      manufacturing           present).
                                                      company
                                                      (2002 to present);
                                                      Vice President
                                                      and General Counsel,
                                                      Kaiser-Hill
                                                      Company LLC, a nuclear
                                                      clean-up and
                                                      environmental
                                                      remediation
                                                      company (2000 to 2002);
                                                      Justice, Colorado
                                                      Supreme Court (1993 to
                                                      2000).
---------------------------------------------------------------------------------------------
Jonathan F.      Nominee.      N/A        N/A         President and            Director,
Zeschin                                               Founder,                 Wasatch
1777 S.                                               ESSENTIAL                Funds (2002
Harrison Street                                       Advisers, Inc., a        to
Skydeck;                                              wealth management        present);
Denver,                                               and investment           Director,
Colorado  80210                                       advisory firm            Young
Age: 48                                               (2000 to                 Americans
                                                      present);                Education
                                                      Managing Partner,        Foundation
                                                      JZ Partners LLC,         and Young
                                                      a business               Americans
                                                      consulting firm          Bank (1998
                                                      for investment           to present).
                                                      management
                                                      companies (1998 to
                                                      present); President,
                                                      Founders Asset
                                                      Management LLC; an
                                                      investment
                                                      management company
                                                      (1995 to 1998);
                                                      Executive Vice
                                                      President, INVESCO
                                                      Funds Group,
                                                      an investment advisory
                                                      company (1992 to 1995).
----------------------------------------------------------------------------------------------



*    There is no defined term of office for Trustees of ICON Funds.
** A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to go effective October 1, 2002.
*** Mr. Bergert is the only current Trustee who has not previously been elected by the Funds' shareholders.

                        INFORMATION REGARDING PREVIOUSLY
                                ELECTED TRUSTEES
-------------------------------------------------------------------------------------
                              Term of
                 Position(2)  Office                   Principal
                  Held With   Length    Number of    Occupation(s)         Other
   Name, Age        ICON      of Time   Funds       During the Past    Directorships
  and Address      Funds      Served*   Overseen**     Five Years          Held
-------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEE:
-------------------------------------------------------------------------------------

R. Michael       Trustee,     Since    All 14        Senior Attorney     N/A
Sentel           Audit        1996     ICON          for U.S.
15663 Wedge Way  Committee             Funds.        Department of
Morrison,        Member,                             Education (1996
Colorado, 80465  Nominating                          to present);
Age: 54          Committee                           owner, Sentel &
                 Member,                             Company, a law
                 Valuation                           firm (1994 to
                 Committee                           present).
                 Member.
-------------------------------------------------------------------------------------
INTERESTED
TRUSTEE:
-------------------------------------------------------------------------------------
Craig T.         Trustee.     Since    All 14        President (1998     N/A
Callahan***                   1996     ICON          to present),
5299 DTC                               Funds.        Chief Investment
Boulevard,                                           Officer and
Suite 1200                                           Director (1991 to
Greenwood                                            present) of
Village,                                             Meridian
Colorado 80111                                       Investment
Age: 51                                              Management
                                                     Corporation;
                                                     President (1998
                                                     to present),
                                                     Director (1991 to
                                                     present), and Vice
                                                     President (1991 to
                                                     1998) of Meridian
                                                     Clearing Corporation;
                                                     President (1998 to
                                                     present), Chief
                                                     Investment Officer
                                                     and Director
                                                     (1994 to present) and
                                                     Secretary/Treasurer


-------------------------------------------------------------------------------------
                              Term of
                 Position(2)  Office                   Principal
                  Held With   Length    Number of    Occupation(s)         Other
   Name, Age        ICON      of Time   Funds       During the Past    Directorships
  and Address      Funds      Served*   Overseen**     Five Years          Held
-------------------------------------------------------------------------------------

                                                    (1994 to 1998) of
                                                    Meridian Management
                                                    & Research
                                                    Corporation.

-------------------------------------------------------------------------------------

*    There is no defined term of office for Trustees of ICON Funds.
** A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to go effective October 1, 2002.
*** Dr. Callahan settled an administrative proceeding with the Securities and Exchange Commission in December 1998 related to certain recordkeeping and performance advertising requirements. Dr. Callahan agreed, without admitting or denying the allegations, to the entry of a cease and desist order [In the Matter of Meridian Investment Management Corporation, Michael
     J. Hart, and Craig T. Callahan; Investment Advisers Act Release No. 1779 (December 28, 1998)].

Dr. Callahan is considered to be an "interested  person" (as defined in the 1940
Act) of ICON Funds. Dr. Callahan is considered an interested person on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

Compensation of Trustees

     A Trustee who is an "interested person" of ICON Funds, within the meaning of Section 2(a)(19) of the 1940 Act, receives no salary or fees from ICON Funds. Each Trustee who is not an interested person of ICON Funds (e.g., an "Independent Trustee") receives a per meeting fee.


     ICON Funds currently pays each Independent Trustee a per meeting fee of $3,000, plus travel and other out-of-pocket expenses incurred by the Trustees in attending Board meetings. The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2001. Annual Board fees may be reviewed periodically and changed by the ICON Funds' Board. The Board recently increased the annual Board fees to $12,000. ICON Funds does not have any retirement plan for its Trustees.

                               Compensation Table
-------------------------------------------------------------------------
 Name of Person and Position   Aggregate Compensation From ICON Funds*
-------------------------------------------------------------------------
 Craig T. Callahan, Chairman                      $0
-------------------------------------------------------------------------
 Glen F. Bergert, Trustee                      $10,000
-------------------------------------------------------------------------
 R. Michael Sentel, Trustee                    $10,000
-------------------------------------------------------------------------
 James W. Hire**                               $10,000
-------------------------------------------------------------------------

* Represents aggregate compensation paid to each Trustee during the fiscal year ended September 30, 2001. There are a total of 14 Funds in the Trust; these Funds represent all of the portfolios in the ICON Fund Complex. A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to become effective October 1, 2002.
**   Mr. Hire resigned as a Trustee of the Board effective as of June 18, 2002.

     The following table shows each Trustee's or nominee's ownership of shares of ICON Funds' portfolios as of June 30, 2002:

--------------------------------------------------------------------------------
                                                        Aggregate Dollar Range
                                                        of Equity Securities in
                                                            all Registered
                                                         Investment Companies
                              Dollar Range of Equity    Overseen by Trustee in
Name of Trustee or Nominee   Securities in the Funds     Family of Investment
                                                               Companies
--------------------------------------------------------------------------------

Glen F. Bergert             o  ICON Asia-Pacific          $10,001 -$50,000
                               Fund: $1 - $10,000
                            o  ICON Financial
                               Fund: $1 - $10,000
                            o  ICON Core Equity
                               Fund: $1 - $10,000
                            o  ICON Information
                               Technology Fund: $1 -
                               $10,000

--------------------------------------------------------------------------------

Craig T. Callahan           o  ICON Core Equity           Over $100,000
                               Fund: over $100,000

--------------------------------------------------------------------------------
John C. Pomeroy, Jr.        None                          None
--------------------------------------------------------------------------------
R. Michael Sentel           None                          None
--------------------------------------------------------------------------------
Gregory Kellam Scott        None                          None
--------------------------------------------------------------------------------
Jonathan F. Zeschin         None                          None
--------------------------------------------------------------------------------

Board of Trustees and Committee Meetings

     Under applicable law, the Board is responsible for management of the Funds and provides broad supervision over their affairs. Trust officers manage the day-to-day operations of the Funds under the direction of the Board.

     The Board met in person four times during the Trust's fiscal year ended September 30, 2001. Each Trustee attended all of the meetings of the Board and of any committee of which he was a member during that year.

     Audit Committee. The Audit Committee was formed (a) to oversee generally the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of ICON Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the ICON Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are Mr. Bergert and Mr. Sentel. The Audit Committee normally meets two times a year, or as otherwise required. During the fiscal year ended September 30, 2001, the Audit Committee met two times.

     Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. The Valuation Committee is composed entirely of Independent Fund Trustees. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2001, its members acted on various valuation matters by written consent.

     Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund
Trustees.  The Nominating  Committee is composed  entirely of  Independent  Fund
Trustees; its members are Mr. Bergert and Mr. Sentel. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of President, ICON Funds, 5299 DTC Boulevard, Greenwood Village, Colorado 80111. The Nominating Committee meets as required. During the fiscal year ended September 30, 2001, the Committee did not meet.

Officers of ICON Funds

     The following table lists the officers of the Trust. Each officer's address is 5299 DTC Boulevard, Greenwood Village, Colorado 80111.

--------------------------------------------------------------------------------
                             Position Held with Trust    Principal Occupation
       Name and Age         and Length of Time Served*  During Past Five Years
--------------------------------------------------------------------------------

Craig T. Callahan           President of the Trust      President (1998 to
Age: 51                     since its inception in      present), Chief
                            1996.                       Investment Officer and
                                                        Director (1991 to
                                                        present) of Meridian
                                                        Investment Management
                                                        Corporation; President
                                                        (1998 to present),
                                                        Director (1991 to

--------------------------------------------------------------------------------
                             Position Held with Trust    Principal Occupation
       Name and Age         and Length of Time Served*  During Past Five Years
--------------------------------------------------------------------------------
                                                        present), and Vice
                                                        President (1991 to 1998)
                                                        of Meridian Clearing
                                                        Corporation; President
                                                        (1998 to present), Chief
                                                        Investment Officer and
                                                        Director (1994 to
                                                        present) and
                                                        Secretary/Treasurer
                                                        (1994 to 1998) of
                                                        Meridian Management &
                                                        Research Corporation.

--------------------------------------------------------------------------------

Erik L. Jonson              Vice President and Chief    Chief Financial Officer
Age:  52                    Financial Officer of the    (1996 to present) and
                            Trust since its inception   Vice President (1998 to
                            in 1996.                    present) of Meridian
                                                        Investment Management
                                                        Corporation; Chief
                                                        Financial Officer and
                                                        Secretary (1996 to
                                                        present) of Meridian
                                                        Management & Research
                                                        Corporation; Vice
                                                        President and Treasurer
                                                        (March 2002 to present),
                                                        Secretary/Treasurer
                                                        (1998 to 2002)of
                                                        Meridian Clearing
                                                        Corporation.

--------------------------------------------------------------------------------

Andra C. Ozols              Vice President and          Vice President, General
Age:  41                    Secretary of the Trust      Counsel, and Secretary
                            since March 2002.           (March 2002 to present
                            Vice President and          and January 1998 to
                            Secretary of Trust in       October 1998) of
                            1998.                       Meridian Investment
                                                        Management Corporation;
                                                        Vice President and
                                                        Secretary (March 2002 to
                                                        present) of Meridian
                                                        Clearing Corporation;
                                                        Vice President (1999 to
                                                        2002) and Assistant
                                                        General Counsel (October
                                                        1998 to February 2002)of
                                                        Founders Asset
                                                        Management LLC; Branch
                                                        Chief (1993 to 1995)and
                                                        Enforcement Attorney
                                                        (1990 to 1995 and 1996
                                                        to 1998), U.S.
                                                        Securities and Exchange
                                                        Commission.

--------------------------------------------------------------------------------
* There is no defined term of office for officers of ICON Funds.

The officers of the Trust are interested persons (as defined in the 1940 Act) and receive no compensation directly from ICON Funds for performing the duties of their offices.

     Required Vote. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" EACH OF THE NOMINEES
               ----------------------------------------------------

PROPOSAL 2: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND OBJECTIVES OF THE FUNDS


     At a meeting on August 12, 2002, the Board unanimously approved, subject to shareholder approval, certain changes to the Funds' fundamental investment policies.

     Reasons for the Proposed Changes. As required by the Investment Company Act of 1940, as amended ("1940 Act"), each Fund has adopted certain fundamental investment policies ("fundamental policies"), which are set forth in the Funds' Statement of Additional Information. These fundamental policies may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     Certain of the fundamental policies that the Funds have adopted in the past reflect business or industry conditions or statutory or regulatory requirements that are no longer in effect. Other fundamental policies reflect regulatory requirements that remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental policies. Also, on October 11, 1996, the National Securities Markets Improvement Act of 1996 ("NSMIA") was enacted. NSMIA created a national system of regulating mutual funds by preempting certain state securities or "blue sky" laws that apply to mutual funds. Therefore, certain of the fundamental policies reflect state regulatory requirements with which the Funds are no longer required to comply.

     Accordingly, the Board has approved revisions to certain of the Funds' fundamental policies in order to modernize a number of the investment policies that are required to be fundamental and to eliminate certain fundamental policies that are not legally required. In some instances, if an existing fundamental policy is eliminated because it is no longer required to be fundamental, the Fund intends to implement a similar policy as a non-fundamental policy.

     The Board is sensitive to shareholder voting rights. However, the Board believes that by reducing the number of investment policies that can be changed only by shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, the Board may consider desirable.

     ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE ADVISER HAS REPRESENTED TO THE

TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED. The Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Funds or the manner in which the Adviser manages the Funds. If adopted, each Fund will interpret the new restrictions in light of future rules and orders of the Securities and Exchange Commission ("SEC") and SEC staff interpretations of relevant law.

     The text and a summary description of each proposed change to the affected Funds' fundamental policies are set forth below. The text below also describes those non-fundamental policies that the Funds intend to implement in conjunction with the elimination of fundamental policies under this Proposal. To the extent that a current fundamental policy is replaced by a non-fundamental policy, such policy could in the future be changed by the Board without approval of the affected shareholders, subject to disclosure to existing and prospective investors, as may be required by law.

     If approved by shareholders of the affected Fund, the modification or elimination of a fundamental policy and, if applicable, the implementation of a new non-fundamental policy shall become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the change. If a Proposal is not approved as to a particular Fund, that Fund's current policy with regard to that Proposal will remain unchanged.


PROPOSALS 2.A. THROUGH 2.F. APPLY TO ALL ICON FUNDS


2.A. To Modify a Fundamental Policy on Issuing Senior Securities.

     Each Fund's current fundamental policy on issuing senior securities is as follows:

     No Fund may issue senior securities.

     The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

     No Fund may issue any senior security, except as permitted under the 1940 Act.

     Reasons for Change. The purpose of the Proposal is to clarify exceptions to the definition of "senior security" to eliminate any question about each Fund's ability to use certain investment techniques that may be deemed to be "senior securities" under the 1940 Act. Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a Fund that involves a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.


     The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that technically might be considered senior securities as long as certain conditions are satisfied. The proposed fundamental restriction will confirm the ability of the Funds to engage in these transactions which include, among other things: purchasing and selling options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices; borrowing money to the extent permitted by the proposed borrowing restriction; pledging their assets to the extent necessary to secure permitted borrowings; and entering into commitments, including reverse repurchase agreements and purchasing securities on a delayed delivery or when-issued basis (which may obligate a Fund to pay money at a future date that is longer than the normal settlement period). These activities do not constitute the issuance of senior securities under current legal and regulatory interpretations. Under the proposed restriction, the Funds would be permitted to use such investment techniques, provided they are consistent with their other investment restrictions. Thus, the new restriction would give the Funds flexibility to adapt to changing regulatory positions regarding senior securities.



     Effect of Change on Funds and Shareholders. Adoption of the proposed senior securities limitation merely clarifies the scope of the restriction and will not change the Funds' investment practices or increase risks to shareholders.. It merely provides express authorization to make investments or engage in practices permitted by other investment restrictions.


2.B. To Modify a Fundamental Policy on Borrowing.

     The current fundamental policy on borrowing is as follows:

     No Fund may borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

     The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

     No Fund may borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

     Reasons for Change. This recommendation provides flexibility by permitting the investment policy to mirror the restrictions on borrowing imposed by the 1940 Act. It also excludes from the restriction certain securities that could be considered borrowing but do not represent the same kinds of risk as unrestricted borrowing.


     Effects of Change on Funds and Shareholders. The Funds currently intend to borrow only for temporary or emergency purposes, such as, for example, meeting excessive or unanticipated redemptions of Fund shares that exceed available cash. Although the Funds do not intend to borrow for leveraging, under this restriction the Funds could leverage if the Adviser believed that leveraging was in the Funds' best interests. Leveraging involves certain risks. For example, leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Additionally, money borrowed will be subject to interest and other costs.



     To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowing for purposes of the Fund's investment limitations.


2.C. To Modify a Fundamental Policy on Underwriting Securities.

     Each Fund's current fundamental policy on underwriting securities is as follows:

     No Fund may underwrite the securities of other issuers.

     The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

     No Fund may act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

     Reasons for Change. This recommendation includes an exception which clarifies that a Fund may dispose of portfolio securities even though the Fund technically could be considered an underwriter under the federal securities laws in connection with the disposition. Although this exception likely is inherent in the current restriction, the proposed restriction clearly provides for the exception.

     Effect of Change on Funds and Shareholders. This change merely clarifies the scope of the restriction and will not change the Funds' investment practices or increase risk to shareholders.

2.D. To Approve the Elimination of a Fundamental  Policy on Margin Purchases and
     Adopt a Non-Fundamental Policy on Margin Purchases.

     Each Fund's current fundamental policy on buying on margin is as follows:

     No Fund may  purchase  any  security  on margin,  except that it may obtain short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

     The Board recommends that  shareholders  vote to eliminate this fundamental
policy.   If  the   Proposal  is  approved  by   shareholders,   the   following
non-fundamental policy will be adopted for each Fund:

     No Fund may purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.


     Reasons for Change. The 1940 Act makes it unlawful for a Fund to purchase securities on margin except for such short-term credits as necessary for the clearance of transactions and except as the SEC may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. If this Proposal is approved by the shareholders of a Fund, the Fund will implement the proposed non-fundamental policy set forth above. The proposed non-fundamental policy permits a Fund to purchase securities on margin under certain circumstances and makes clear that short-term credits necessary for the clearance of transactions and margin payments and other deposits made in connection with financial instruments are not considered purchasing securities on margin. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.


     Effect of Change on Funds and Shareholders. Elimination of the fundamental restriction prohibiting purchases of securities on margin is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction continues the prohibition against the purchase of securities on margin, but provides express authorization to make investments or engage in practices permitted by other investment restrictions and by existing laws and regulations.

2.E. To Approve the Elimination of a Fundamental Policy on Short Sales and Adopt a Non-Fundamental Policy on Short Sales.

     Each Fund's current fundamental policy on selling short is as follows:

     No Fund may make short sales in situations where the security is not owned by the Fund.

     The Board recommends that  shareholders  vote to eliminate this fundamental
policy.   If  the   Proposal  is  approved  by   shareholders,   the   following
non-fundamental policy will be adopted for each Fund:

     No Fund may sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.


     Reasons for Change. The 1940 Act makes it unlawful for a Fund to effect a short sale of any security, except as the SEC may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. The proposed non-fundamental policy outlines exceptions to the policy, which generally prohibits a Fund from selling securities short. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental policy permits short sales "against the box," when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions in a variety of financial instruments. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.


     Effect of Change on Funds and Shareholders. Elimination of the fundamental restriction prohibiting short sales if the security is not owned by the Fund is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction continues the prohibition against selling securities short if not owned by the Fund, but also enables a Fund to sell a security short if the Fund has the right to obtain equivalent securities.


2.F. To Approve the  Elimination of a Fundamental  Policy on Investing More Than
     5% of a Fund's Assets in the Securities of Any One Issuer and the Elimination of a Fundamental Policy on Holding More Than 10% of the Voting Securities of Any Issuer and Adopt a Non-Fundamental Policy Setting Forth the Diversification Limits Required Under the Internal Revenue Code to Qualify as a Regulated Investment Company.


     Each Fund's current fundamental policy on investing more than 5% of a Fund's assets in the securities of any one issuer is as follows:

     No Fund may invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     Each Fund's current fundamental policy on investing more than 10% of a Fund's assets in the securities of any one issuer is as follows:

     No Fund may acquire more than 10% of the voting securities of any one issuer.

     The Board recommends that  shareholders vote to eliminate these fundamental
policies.   If  the  Proposal  is  approved  by   shareholders,   the  following
non-fundamental policy will be adopted for each Fund:

     In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

     Reasons for Change. The current fundamental restrictions relate to the diversification tests for mutual funds under the Internal Revenue Code of 1986, as amended (the "Code"). Under the 1940 Act, a fund is not required to adopt the diversification tests under the Code as fundamental restrictions. The Trustees therefore recommend that each Fund eliminate these fundamental diversification restrictions. This will provide the Funds with significantly increased flexibility in adapting to future SEC and Internal Revenue Service rule changes and interpretations. This change will not, however, change the way the Funds currently operate.


     The non-fundamental policy that would be adopted would reiterate that the Funds intend to comply with the diversification requirements of the Code. For purposes of the Code's diversification requirements, Subchapter M generally requires that a Fund invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of a Fund's total assets are invested in securities of any one issuer, and (b) a Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies.



     Effect of Change on Funds and Shareholders. Elimination of these fundamental restrictions prohibiting investments of more than 5% of the value of a Fund's total assets in securities of any one issuer with respect to 50% of a Fund, and prohibiting the purchase of more than 10% of the outstanding voting securities of an issuer, will not change the Fund's investment practices or increase risk to shareholders.. Substitution of the non-fundamental restriction modifies the way in which the Funds state their intention to comply with the diversification requirements of Subchapter M of the Code.


PROPOSAL 2.G. APPLIES TO EACH FUND OTHER THAN THE ICON CORE EQUITY FUND (formerly the ICON Fund).


2.G. To  Approve  the  Adoption  of a  Fundamental  Policy  With  Respect to the
     Investment Concentration of Each Fund other than the ICON Core Equity Fund.


     The Board recommends that shareholders vote to adopt the following fundamental policy for the Funds other than the ICON Core Equity Fund.


      Each Fund is a sector fund and concentrates its investments in certain industries or groups of industries included within the sector in which the Fund invests.



     Reasons for Change. The 1940 Act requires every fund to have a fundamental policy relating to concentration. This fundamental investment restriction is being proposed to conform the Funds' restrictions to the 1940 Act requirements.


     Effect of Change on Funds and Shareholders. This change merely clarifies the scope of the Funds' respective policies on concentration and will not change the Funds' investment practices or increase risk to shareholders.

PROPOSAL  2.H. and 2.I.  APPLY TO THE ICON CORE EQUITY FUND  (formerly  the ICON
Fund).

2.H. To  Approve  the  Adoption  of a  Fundamental  Policy  with  Respect to the
     Investment Concentration of the ICON Core Equity Fund.

     The Board recommends that shareholders vote to adopt the following fundamental policy for the ICON Core Equity Fund.

     The ICON Core Equity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


     Reasons for Change. The 1940 Act requires every fund to have a fundamental policy relating to concentration. This fundamental investment restriction is being proposed to conform the Fund's restrictions to the 1940 Act requirements.


     Effect of Change on Fund and Shareholders. This change merely clarifies the scope of the Fund's policy on concentration and will not change the Fund's investment practices or increase risk to shareholders.


2.I. To Modify a  Fundamental  Policy on  Investing  More than 5% of the  Fund's
     Assets in the Securities of Any One Issuer.


     The fundamental policy currently applicable to the ICON Core Equity Fund on investing more than 5% of a Fund's assets in the securities of any one issuer is as follows:

     No Fund may invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

     With respect to 75% of the ICON Core Equity Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.


     Reasons for Change. The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." A diversified fund, among other things, is prohibited from purchasing securities of any one issuer if, as to 75% of the fund's total assets (compared to 50% for non-diversified funds), more than 5% of the fund's total assets would be invested in securities of that issuer at the time of purchase. This 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The 1940

Act requires diversified funds to adopt a fundamental restriction related to its diversification policies. The Trustees propose to amend the ICON Core Equity Fund's diversification policy to specifically state that the Fund is a diversified fund.


     Effect of Change on Fund and Shareholders. This change merely clarifies the diversification status of the ICON Core Equity Fund and will not change the Fund's investment practices.

                                  REQUIRED VOTE

As to each Fund, approval of Proposals 2.A. through 2.I. will require the affirmative vote of a majority of the outstanding shares of that Fund voting separately. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding shares of that Fund.

               THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
                   VOTE "FOR" EACH SUB-SECTION OF PROPOSAL 2.
                          ----------------------------

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of ICON Funds.

                             SOLICITATION OF PROXIES


     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but may also be made by telephone by Georgeson Shareholder Communications, Inc., professional proxy solicitors, who will be paid fees and expenses of approximately $40,441 for soliciting services. If votes are recorded by telephone, Georgeson Shareholder Communications, Inc. will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders' instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


               THE FUNDS' ADVISER, DISTRIBUTOR, AND ADMINISTRATOR

     Meridian Investment Management Corporation is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado. The Adviser is a wholly-owned subsidiary of Meridian Management and Research Corporation ("MM&R"). The Adviser serves as manager and investment adviser to each of the Funds pursuant to an Investment Advisory Agreement.

     Meridian Clearing Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado, is a wholly owned subsidiary of MM&R and serves as each Fund's distributor pursuant to underwriting agreements with each Fund and is also compensated for its distribution and shareholder services pursuant to the ICON Core Equity Fund's Rule 12b-1 plan.


      Meridian Investment Management Corporation also serves as administrator to each Fund pursuant to a Management and Administration Agreement.


                       THE FUNDS' INDEPENDENT ACCOUNTANTS

     ICON Funds' financial statements for the fiscal year ended September 30, 2001 were audited by PricewaterhouseCoopers LLP ("PwC"). PwC has been ICON Funds' independent auditors since the Trust's inception. PwC, in accordance with the Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Trust's Audit Committee that they are independent accountants with respect to the Funds.

     The independent accountants examine the annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. The Trust's Audit Committee does not consider the other non-audit services provided by PwC to be incompatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. Representatives from PwC are expected to be present at the Meeting and available to respond to questions.

Fund Related Fees

     Audit Fees

     The aggregate fees billed by PwC for professional services rendered for the audit of ICON Funds' annual financial statements for the fiscal year ended September 30, 2001, and the review of the financial statements included in the Funds' annual reports to shareholders, were $162,500.

     All Other Fees

     There were $68,450 in fees billed by PwC for the fiscal year ended September 30, 2001 for non-audit related services provided to ICON Funds. These fees can be sub-categorized as audit-related professional services and tax-related services.

Non-Fund Related Fees

     There were $47,000 in fees billed by PwC for the fiscal year ended September 30, 2001 for non-audit related services provided to the Funds'
investment adviser for performance reporting services and for Fund tax diversification related services.

                              SHAREHOLDER PROPOSALS

     As a general matter, ICON Funds does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of ICON Funds' shareholders should send such proposals to ICON Funds at 5299 DTC Boulevard, Greenwood Village, Colorado 80111. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


                                    By order of the Board of Trustees,


                                    /s/ Craig T. Callahan
                                    ------------------------------------------
                                    Craig T. Callahan, President


                                    /s/ Andra C. Ozols
                                    ------------------------------------------
                                    Andra C. Ozols, Secretary
                                    ICON Funds

Dated:  September 25, 2002

[FORM OF PROXY CARD]


[ICON FUNDS LOGO]



VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-800-690-6903
OR LOG ON TO WWW.PROXYWEB.COM



[***CONTROL NUMBER]


[NAME OF INDIVIDUAL FUND]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned appoints Craig T. Callahan, Andra C. Ozols and Erik L. Jonson or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on September 10, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of the ICON Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, on November 1, 2002 at 10:00 a.m. (Mountain time) and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

Date ______________

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

--------------------------------------
Shareholder(s) signs here

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

This proxy will be voted as instructed on the matters set forth below. If no choice is specified, this proxy will be voted FOR all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

Please refer to your Proxy Statement for a complete discussion of the proposals applicable to your Fund.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.


Applies to All ICON Funds
1.  To Elect Four Trustees to the Board of               WITHHOLD    FOR ALL
    Trustees.                                FOR ALL       ALL       EXCEPT*


(01)Glen F. Bergert (02) John C. Pomeroy,                                     1.
    Jr. (03) Gregory Kellam Scott (04)
    Jonathan F. Zeschin                        [ ]         [ ]         [ ]


*   To withhold authority to vote for any
    individual nominee mark the box "For
    All Except" and write the nominee's
    number on the line below.
    ---------------------------------------
Apply to All ICON Funds                        FOR     AGAINST    ABSTAIN

2.A. To Modify a Fundamental Policy on
     Issuing Senior Securities;                [ ]       [ ]        [ ]     2.A.
2.B. To Modify a Fundamental Policy on         [ ]       [ ]        [ ]     2.B.
     Borrowing;
2.C. To Modify a Fundamental Policy on
     Underwriting Securities;                  [ ]       [ ]        [ ]     2.C.
2.D. To Approve the Elimination of a
     Fundamental Policy on Margin
     Purchases and Adopt a Non-Fundamental     [ ]       [ ]        [ ]     2.D.
     Policy on Margin Purchases;
2.E. To Approve the Elimination of a
     Fundamental Policy on Short Sales and
     Adopt a Non-Fundamental Policy on         [ ]       [ ]        [ ]     2.E.
     Short Sales;
2.F. To Approve the Elimination of a
     Fundamental Policy on Investing More
     Than 5% of a Fund's Assets in the
     Securities of Any One Issuer and the
     Elimination of a Fundamental Policy
     on Holding More Than 10% of the
     Voting Securities of Any Issuer and
     Adopt a Non-Fundamental Policy
     Setting Forth the Diversification
     Limits Required Under the Internal
     Revenue Code to Qualify as a
     Regulated Investment Company.             [ ]       [ ]        [ ]     2.F.

Applies to Each ICON Fund Other Than the
ICON Core Equity Fund (formerly the ICON
Fund)
2.G. To Approve the Adoption of a
     Fundamental Policy With Respect to
     the Investment Concentration of Each
     Fund Other Than The ICON Core Equity
     Fund.                                     [ ]       [ ]        [ ]     2.G.
Apply to the ICON Core Equity Fund
(formerly the ICON Fund)
2.H. To Approve the Adoption of a
     Fundamental Policy With Respect to
     the Investment Concentration of the
     ICON Core Equity Fund.                    [ ]       [ ]        [ ]     2.H.

2.I. To Modify a Fundamental Policy on
     Investing More than 5% of the Fund's
     Assets in the Securities of Any One
     Issuer.                                   [ ]       [ ]        [ ]     2.I.

[BUCKSLIP FOR REGISTERED SHAREHOLDERS]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your ICON Funds investment. Help us save time and postage costs - savings we pass along to you - by voting online or by telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, or course, also vote by mail.

TO VOTE ONLINE:

1. Read the Proxy Statement and have your proxy card(s) at hand.

2. Go to www.proxyweb.com.


3. Enter the Control Number from your proxy card(s).


4. Follow the simple instructions.

TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your proxy card(s) at hand.

2. Call toll-free 1-800-690-6903.


3. Enter the Control Number from your proxy card(s).


4. Follow the simple recorded instructions.


There is no need to mail the proxy card if you are voting by Internet or telephone.


TO VOTE BY MAIL:

1. Read the Proxy Statement.

2. Simply mark, sign, and date the enclosed proxy card(s)

3. Mail the proxy card(s) in the postage-paid envelope provided.



REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!               [ICON LOGO]

[BUCKSLIP FOR BENEFICIAL SHAREHOLDERS]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your ICON Funds investment. Help us save time and postage costs - savings we pass along to you - by voting online or by telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, or course, also vote by mail.

TO VOTE ONLINE:

1. Read the Proxy Statement and have your proxy card(s) at hand.

2. Go to www.proxyvote.com.


3. Enter the Control Number from your proxy card(s).


4. Follow the simple instructions.

TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your proxy card(s) at hand.


2. Call the toll-free number listed on the proxy card.



3. Enter the  Control Number from your proxy card(s).


4. Follow the simple recorded instructions.


There is no need to mail the proxy card if you are voting by Internet or telephone.


TO VOTE BY MAIL:

1. Read the Proxy Statement.

2. Simply mark, sign, and date the enclosed proxy card(s)

3. Mail the proxy card(s) in the postage-paid envelope provided.



REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!               [ICON LOGO]